Exhibit 10.1
                                      (Translation; Original Document in Hebrew)

                                 LOAN AGREEMENT
                                 --------------

         Made and entered into at Tel Aviv on the 27th day of April 1998

Between:     Bank Hapoalim Ltd.
             Of 50 Rothschild Boulevard, Tel Aviv 66883
             (hereinafter called the "Bank")

And:         Ampal Communications (a Limited Partnership)
             (Partnership No. 55 - 001710 - 7)
             Herein represented by the General Partner, Ampal Communications Holding Company Ltd. care of Ampal Industries (Israel) Ltd. Of 111 Arlozorov Street, Tel Aviv (hereinafter called the "Borrower")

Whereas: The Borrower has applied to the Bank to make available to it credit facilities in the sum of $ 36,400,000 (thirty six million, four hundred thousand United States dollars) for the purpose referred to in paragraph 3.02 hereunder;

And Whereas: The Bank is prepared to consent to the application of the
             Borrower subject to all the conditions and provisions set forth in this Agreement;

Now therefore it is agreed between the parties as follows:

1.    Interpretation
      --------------

      1.01  The preamble to the Agreement constitutes an integral part thereof.

      1.02 Headings of paragraphs are for the purposes of convenience only and are to be disregarded on any question relating to the interpretation of the provisions of the Agreement.

      1.03 This Agreement shall be interpreted in accordance with the following provisions unless the context otherwise requires:

            (a) A reference to paragraphs and to annexes means a reference to paragraphs and annexes of this Agreement. A reference to this Agreement means this


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

                  Agreement together with all annexes thereto save for the purposes of the provisions of subparagraph (b) hereunder.

            (b) In any instance of an inconsistency between the provisions of this Agreement and the annexes thereto - the provisions of this Agreement shall prevail.

            (c) Words in the singular form shall also include the plural and vice versa.

2.    Definitions
      -----------

      In this Agreement the following terms shall have the meanings attributed to them hereunder unless the context otherwise requires:-

      "ACI" - means Ampal Communications Inc.
       ---

      "Ampal" - means Ampal Holdings Communications Company Ltd.
       -----

      "Ampal Israel" - means Ampal Industries (Israel) Ltd.
       ------------

      "Ampal - America" - means Ampal American Israel Corporation.
       ---------------

      "Dollar" and the Sign "$" - means the legal tender of the United States of
       -----------------------
      America; with respect to any payment which is due to be effected in dollars in accordance with the provisions of the Agreement, means also cash sums furnished for discharge on the same day under a New York Clearing House Inter Bank Payment (or sums of other cash in dollars, as shall be acceptable and as are customary at the time required for the purpose of the discharge of international inter bank transactions specified in dollars).

      The "Bank" - means the Bank Hapoalim Ltd. and all the branches and offices
      ---------
      thereof in existence as at the date of entering into this Agreement and those which are in existence at any time in the future and in addition replacements thereof, and those which exist by virtue thereof.

      "Loan" or The "Loan" - means the amount of the unpaid capital of any
       ------------------
      credit facilities which shall be made available by the Bank to the Borrower together with interest which shall be capitalized from time to time in accordance with the provisions of paragraph 4.10. The amount of the capital of the loan shall be consolidated on the last day of the interest period terminating on 31st March 2000.

      The "Parallel Loan" - has the meaning as defined in subparagraph (m) of
      ------------------
      paragraph 11.01.

      The "Trustee" - means The Bank Hapoalim Trust Company Ltd. which shall
      ------------
      serve as the Trustee for the Bank and the Borrower.


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

      The "Shareholders' Agreement" - means the Shareholders Agreement (the
      ----------------------------
      annex to the Purchase Agreement) which was entered into on 29th March 1998 between Motorola and the Borrower together with all the annexes thereto.

      The "Trust Agreement" - means the agreement which is to be entered into
      --------------------
      between the Bank, the Trustee and the Borrower in the form of Annex G to this Agreement.

      The "Purchase Agreement" - means the Purchase and Sale Agreement dated 5th
      -----------------------
      January 1998 which was entered into between ACI and Motorola, together with all annexes thereto (including the Partnership Agreement, the Shareholders Agreement, the Supply and Maintenance Agreement and the Administrative Agreement) as amended on 22nd January 1998.

      The "Assignment Agreement" - means the agreement for the assignment of
      -------------------------
      rights and obligations dated 18th March 1998 which was entered into between ACI and the Borrower and under which ACI assigned to the Borrower all its rights and obligations under the Purchase Agreement and in consideration the Borrower undertook, inter alia, to repay on its behalf and for ACI the bridging loan and to pay to Ampal - Israel its expenses in connection with the Purchase Agreement.

      The "Surplus Agreements" - means the agreements defined in paragraph 10.15
      -----------------------
      of the Agreement.

      "Breach" or "an Event Entitling Immediate Repayment of the Loan" means any
       --------------------------------------------------------------
      one of the events or circumstances set forth in paragraph 12.

      The "Shares" - means 5,500,000 cumulative and participating preference
      -----------
      shares numbered 22,000,001 to 27,500,000 (inclusive) in the Mirs Company, having a par value of NIS 1. each.

      The "Mirs Company" - means the Mirs Communications Company Ltd. (Company
      -----------------
      registration number 51 - 261596 - 4) the composition of the shareholders of which are at present as follows: Motorola - 22,000,000 ordinary shares having a par value of NIS 1.- each and the Borrower - 11,000,000 cumulative and participating preference shares having a par value of NIS
      1. each.

      "Trust Account" - means account number 542199 at the Arlozorov branch of
       -------------
      the Bank.

      "Obligation" or "Indebtedness" - means the obligation to pay or to repay a
       ----------------------------
      sum of money, either as principal debtor or as guarantor or by virtue of a mortgage and irrespective of whether such obligation is in existence now or shall be in existence in the future or whether certain or conditional.

      "Business Day" - means a day on which trading is conducted in deposits
       ------------
      specified in United States dollars in the Inter Bank Euro Market in London; and if a payment is due to be effected on that day then a further condition of its being a Business Day is that it is a day on which banks are open for business in London and in New York and on which the Bank in Israel effects sales and purchases of United States dollars against Israeli currency.

      "Leumi" - means the Bank Leumi L'Israel Ltd.
       -----

      "Libor"      1.   For as long as the Borrower pays on its due date all
       -----
                        amounts due by it in accordance with this Agreement, means - in relation to any interest period, a rate of interest which shall be prescribed by the Bank at or about 11.00 hours in the morning based on London time, on the second Business Day prior to the first day of that interest period as being the London Inter Bank
                        Offered Rate for twelve (12) months, for the dollar, as quoted and published by the Reuters Agency to its subscribers on the page known as the FRBD page.

                  2. Should the Borrower be in arrears with its payments to the Bank, means - in relation to any interest period, a rate of interest which shall be prescribed by the Bank on the second Business Day prior to the first day of that interest period as being the London Inter Bank Offered Rate for a period of one day, for the dollar, as quoted and published by the Reuters Agency to its subscribers on the page known as the FRBD page.

                        If on any prescribed date whatsoever the quotation page shall not have been published by Reuters and/or the quotation as aforesaid shall not have included the Libor for the relevant interest period and/or Reuters should change the banks and/or the data using them at the present time for the purposes of such quotation page - the Libor shall be determined, in the manner heretofore set out, on the basis of the publications of Reuters on its other page/s which they have, to the knowledge of the Bank and in consultation with the Borrower, in order to constitute an appropriate substitute for the quotation page. (Any page/s as aforesaid of the Reuters publications which shall be chosen as a replacement for the quotation page, whether permanently or for a particular date, shall also be called if it/they are for the purposes of this definition, the "Quotation Page").

                        If on any prescribed date whatsoever the quotation page shall not have been published by Reuters, or if on any prescribed date whatsoever the Bank shall determine that it is unable itself to finance on the Euro market the Inter Bank in London at the interest rates contained on the Quotation Page - then the Libor shall be - the average (rounded upwards up to the next 1/16th of one percent) of the interest rates as shall be quoted to the Bank, on the relevant prescribed date, by the fixing banks, as the interest rates at which the Bank shall be able to obtain deposits in dollars, at a corresponding amount to the amount with respect to which the Bank is requesting the aforesaid quotation for the corresponding period for the relevant interest period.

      "Libid" - the Inter Bank interest for deposits (Euro Rate) - means the
       -----
      Inter Bank rate of interest which the "market makes" for payment for a foreign currency deposit which another bank would deposit with it.

      "Motorola" - means Motorola Communications Israel Ltd.
       --------

      "Date of Availability of Credit Facilities" - means the Business Day on
       -----------------------------------------
      which the Bank shall make available to the Borrower the amount specified in paragraph 3.01.

      "Date of Payment" - means with respect to each payment of interest: the
       ---------------
      last Business Day of the interest period terminating on 31st March 2000 and thereafter the last Business Day of each interest period; and with respect to any payment on account of the repayment of the Loan: the last Business Day of the interest period terminating in March 2003 and thereafter the last Business Day of each interest period.

      "Taxes" - means any tax, whether on income or otherwise, levy, municipal
       -----
      rates, deduction at source, deduction, duty and any other compulsory payment of any nature whatsoever, whether in existence now or which shall be in existence at any time in the future, together with interest and/or penalties with respect thereto (should there be any such). The expression "taxation" shall be interpreted in accordance therewith.

      "Loan Documents" - means the Agreement, a pledge of the shares in the Mirs
       --------------
      Company, a mortgage and an assignment by means of which half of the rights of the Borrower in pursuance of the Purchase Agreement are mortgaged, a mortgage and an assignment by means of which the rights of the Borrower as against the Trustee are mortgaged, the irrevocable instructions, and any other document which was entered into or which may be entered into at any time in the future in order to serve as security for the repayment of the Loan (in whole or in part) and/or for the payment of interest with respect to the Loan and/or any other payment due to the Lender under the Agreement.

      "Clearance" or The "Clearance" - means eight tenths of a percent (0.8%).
       ----------------------------

      The "Books of the Bank" - includes any book, ledger, a page of an account,
      ----------------------
      a copy of a page of an account, a loan contract, a letter of undertaking, a note containing the client's signature, a card index, a sheet of paper, a reel, any means for the storage of data for purposes of electronic computers as well as any other means for the storage of data.

      "Mortgage" - means any security, pledge, mortgage, lien, an assignment,
       --------
      attachment, a secured right, a restriction against the transfer of ownership, an excess right, a trust arrangement and any other arrangement or agreement as a result of which or the purpose of which is the creation of any security whatsoever.

      "Mortgage of Shares" - means a fixed, first ranking mortgage of 5,500,000
       ------------------
      cumulative and participating preference shares, without limitation as to the amount, numbered 22,000,001 to 27,500,000 (inclusive) together with the fruits accruing therefrom in the Mirs Company including bonus shares and all the existing or future rights and profits embodied in such shares and in substitution thereof - in the form attached as Annex A to this Agreement.

      "Mortgage and Assignment by means of which Half the Rights of the Borrower
       -------------------------------------------------------------------------
      are Mortgaged in accordance with the Sale Agreement" - means a mortgage
      ---------------------------------------------------
      and an assignment by means of which half the rights and monies due and/or which may become due to the Borrower from Motorola under the Purchase Agreement are mortgaged, including the assignment of the right of action of the Borrower against Motorola under the Sale Agreement with respect to the rights and the monies mortgaged to the Bank as aforesaid - in the form attached as Annex B to this Agreement.

      The "Mirs License" - means a special license numbered 12 0120 - 1 - 96051
      -----------------
      for the provision of detection business services by means of the "Mirs", "Multi Wave " and "Multi Frequency" systems issued by the Ministry of Communications.

      "Interest Period" - 1.    For as long as the Borrower pays on the
       ---------------
                                due dates thereof all the amount owing under this Agreement - means a period of twelve (12) months, commencing on the date of the availability of the credit facilities, including such date, save for the first interest period which terminates on 31st March
                                1999.

                          2. Should the Borrower be in arrears with its payments under this Agreement - means a period of one day.

                          3. Any interest period (other than the first) commencing upon the expiration of the previous interest period.

3.    Availability of the Loan to the Borrower
      ----------------------------------------

      3.01 Subject to the fulfillment of the conditions and of the obligations set forth in paragraph 3.03, the Bank shall make available to the Borrower the sum of $ 36,400,000 (thirty six million, four hundred thousand dollars) by crediting the Borrower's account number 680990 at the Arlozorov branch of the Bank and at the same time the Bank shall debit the Loan Account of the Borrower at the Arlozorov Branch with the foregoing sum.

      3.02 The Borrower declares that the whole amount that the Bank shall make available to it is intended only to finance the consideration for which it is liable in accordance with the Assignment Agreement.

      3.03 The Bank shall make the Loan available to the Borrower only if no instance of a breach had nor shall take place, nor had nor shall any event or circumstance have taken place which shall amount to an instance of a breach in the course of time and/or no notice or warning shall have been given up to the date of the availability of such credit facilities, provided that as at such date the Borrower shall have furnished to the Bank the documents set forth hereunder, duly completed and signed to the entire satisfaction of the Bank, and at the same time all the share transactions hereunder shall have been carried into effect and paid:

            (a) The Borrower shall have signed in favor of the Bank and shall deliver to the Bank:

                  (1) A deed of pledge for the purpose of mortgaging the Shares, in the form of Annex A to this Agreement.

                  (2) A deed of pledge for the purpose of mortgaging and assigning by means of which half the shares of the Borrower are mortgaged in pursuance of the Purchase Agreement, in the form of Annex B to this Agreement.

                  (3) A deed of pledge for the purpose of mortgaging and assigning by means of which all the rights of the Borrower against the Trustee to receive, from time to time, monies which shall be deposited into the Trust Account, are mortgaged in favor of the Bank, in the form of Annex C to this Agreement.

            (b) The Trust Agreement in the form of Annex G to this Agreement, shall have been entered into between the Trustee, the Bank and the Borrower.

            (c)   The Borrower shall have delivered to the Bank:

                  (1) A copy of a resolution of the board of directors of the General Partner of the Borrower consenting to this Agreement being entered into by the Borrower and receipt of the Loan by the Borrower in accordance with the Agreement, and the determination of the person or persons authorized to sign for and on behalf of the Borrower the Agreement and any document, addendum or accompaniment to this Agreement.

                  (2) An Opinion from the Borrower's legal advisor, bearing the date of the signature of the Agreement, in the form of Annex H to this Agreement.

                  (3) A copy of the agreement as to the establishment of the partnership of the Borrower and the certificate of registration of the Borrower, duly certified by the legal advisors of the Borrower as being complete and correct.

                  (4) A copy of the Purchase Agreement (together with all annexes thereto) duly signed by the parties thereto, and every ancillary document which is signed in consequence thereof or in connection therewith (including the Assignment Agreement) duly certified by the legal advisors of the Borrower as being complete and correct.

                  (5) The consent of the Director of Trade Restraints with respect to the partnership between the Ampal group and Motorola.

                  (6)   A copy of the Mirs License.

                  (7) An irrevocable instruction from the Borrower to the Mirs Company according to which any payment of a dividend which shall become due to the Borrower with respect to the shares and its half share of any sum which shall be paid from time to time to the Borrower, whether as a payment relating to a management fee, a consultancy fee, a participation fee, a use charge, royalties, interest, or otherwise - shall be paid to the credit of the Trust Account together with a confirmation from the Mirs Company that it will act in accordance therewith, in the form of Annex D to the Agreement.

                  (8) An irrevocable instruction from the Borrower to Motorola according to which half of any amount which becomes payable by Motorola at any time to the Borrower in accordance with the Purchase Agreement shall be remitted to the credit of the Trust Account together with a confirmation from Motorola that it will act in accordance therewith, in the form of Annex E to this Agreement.

                  (9) An irrevocable instruction from the Borrower to the Trustee according to which a mortgage and an assignment in favor of the Bank by means of which all its rights against the Trustee to receive from time to time monies which shall be deposited in the Trust Account are mortgaged, together with a confirmation from the Trustee according to which he undertakes not to remit to the Borrower any monies deposited in the Trust Account without receiving the prior approval of the Bank thereto, in the form of Annex F to this Agreement.

                  (10)  The share certificates with respect to the Shares.

                  (11) A confirmation from Secretary of the Mirs Company in the form of Annex I to this Agreement.

            (d) It shall have paid to the Bank the costs referred to in paragraph 21.01 of this Agreement.

4.    Payment of Interest
      -------------------

      4.01 The Borrower shall pay interest on the Loan effective from the date of the availability of the Loan with respect to each interest period, at the Libor rate together with the Clearance (the "Interest") per annum.

            Effective from the availability of the entire Loan and up to the last Business Day of the interest period terminating on 31st March 2001, the interest which shall accumulate on the Loan shall be capitalized at the end of each interest period and shall be added to the unpaid balance of the capital of the Loan in such manner that it shall constitute an integral part thereof; thereafter - the interest with respect to the balance of the unpaid balance of the Loan shall be paid by the Borrower to the Bank upon each payment date.

      4.02 The interest shall accumulate from day to day and shall be calculated on the basis of the actual number of days which have elapsed, divided by 360.

5.    Repayment of the Loan
      ---------------------

      The Borrower shall repay the Loan to the Bank in 5 consecutive amounts on each payment date, effective from the last Business Day of the interest period terminating on 31st March 2004, at the following rates:

      On 31st March 2004 it shall repay 10% of the Loan,

      On 31st March 2005 it shall repay 15% of the Loan,

      On 31st March 2006 it shall repay 25% of the Loan,

      On 31st March 2007 it shall repay 25% of the Loan,

      And on 31st March 2008 it shall repay 25% of the Loan.

6.    Arrears Interest
      ----------------

      6.01 The Borrower shall pay arrears interest (hereinafter called "Arrears Interest") on amounts unpaid on the date as bound under the Agreement, effective from the date prescribed for the repayment thereof up to the actual date of payment (either prior to or after the grant of a judgment) at a rate of two percent (2%) per annum over and above the amount of the Clearance together with Libor.

      6.02 Furthermore, the Borrower shall pay Arrears Interest at the rate set forth in paragraph 6.01 hereof on amounts which are due for payment to the Bank under this Agreement upon demand and not were paid to the Bank within five (5) Business Days from the date of demand by the Bank, effective from the date of demand by the Bank up to the date of actual payment (either prior to or after the grant of a judgment).

      6.03 The Arrears Interest shall be paid to the Bank upon demand, and until so paid it shall be capitalized and added to the capital of the Loan every month.

7.    Additional Costs
      ----------------

      If as a result of a change in the law or in the interpretation of the provisions of any law and/or as a result of an obligation or a requirement of the instructions of the Bank of Israel or of any fiscal or monetary authority in Israel:

      (1) The Bank shall bear additional costs as a result of its agreement to enter into a contractual arrangement under this Agreement and/or by reason of the performance of its obligations in accordance with the Agreement and/or its obligation to make available to the Borrower the Loan and/or to continue to make available the unpaid balance of the Loan; or

      (2) The Bank is unable to obtain the same yield rate on all its capital resources which it would otherwise have obtained but for its having entered into the contractual arrangement under the Agreement and/or the existence of its obligations thereunder and/or having taken upon itself the fulfillment of its obligation to make the Loan available and/or to continue to make available the unpaid balance of the Loan; or

      (3) The cost of finance to the Bank had increased as a result of the availability of the Loan or the continued availability of the unpaid balance of the Loan; or

      (4) The Bank had been required to pay tax (other than on its net chargeable income) or any other payment in connection with the Loan and/or with the unpaid balance of the Loan and/or in relation to any amount which it had granted and/or is likely to give on the strength of this Agreement, then the Borrower shall pay from time to time forthwith upon the Bank's demand, additional amounts at such rates as shall be sufficient to compensate the Bank for such additional costs of finance to the Bank.

      The Bank shall furnish to the Borrower as soon as possible after the foregoing occurrence, a detailed description within reason of the occurrence entitling the Bank to demand such additional payments on the basis of this paragraph.

      The Borrower shall be entitled, after receipt of a demand for such payment, to give notice to the Bank of its desire to effect early repayment of the entire Loan (but not merely a part thereof) upon the next payment date; provided that on such date it shall pay to the Bank all the interest which had accumulated on the unpaid balance of the Loan and all the additional amounts for which the Borrower is liable pursuant to this Agreement.

8.    Early Repayment
      ---------------

      8.01 The Borrower shall be entitled to effect the early repayment of the unpaid balance of the Loan or any part thereof without payment of a penalty upon the fulfillment of the conditions set forth hereunder:

      (a) If such repayment is a part of the unpaid balance of the Loan, then the amount which shall be paid as an early repayment shall not be less than $ 1,000,000.

      (b) Such early repayment shall be effected on the last Business Day of an interest period, by giving not less than 30 days notice in writing in advance to the Bank, which shall be irrevocable and which shall indicate the amount due for early repayment. Should the early repayment be in effect other than on the last Business Day of an interest period and/or should such advance notice in writing of not less than 30 days not be given to the Bank - the Borrower shall compensate the Bank immediately upon receipt of a demand from the Bank with respect to the differences between the amounts of interest for the period from the date of such early repayment and the expiration of the current interest period in accordance with the Libor to that interest period, and the amounts of interest to that period in accordance with the Libor on the date of early repayment, to the period between the date of early repayment and the expiration of the current interest period.

      (c) Amounts paid as an early repayment in accordance with this paragraph shall be credited on account of the early repayment of the Loan, in reverse order to the repayment thereof and it shall not be possible to obtain a readvance thereon.

      (d) None of the occurrences set forth in paragraph 12 of the Agreement shall have taken place and continue to persist.

      (e) All of the amounts of the Loan, the due date of repayment of which is on the date on which an early repayment is intended to be in effect, shall be paid on the due date thereof.

      (f) No such early repayment shall be effected by means of refinancing from banking or quasi-banking sources.

      8.02 Should the Borrower deliver a notice as to its intention to effect an early repayment in accordance with the terms of this Agreement, but should in fact such early repayment not be effected, then the Borrower shall compensate the Bank, immediately upon receipt of a demand from the Bank, with respect to any loss or expense occasioned to the Bank as a result of the failure to effect such early repayment on such date.

      8.03 The Borrower shall not be entitled to repay the Loan or any part thereof other than upon the terms expressly set forth in this Agreement.

9.    Date, Place and Manner of Payment
      ---------------------------------

      9.01 Payment made by the Borrower in accordance with this deed shall be made to the Bank clear and free of any tax, without setoff or counterclaim, in United States dollars capable of being freely converted and at the Arlozorov branch of the Bank, or at any other place as shall be determined by the Bank provided that it shall have given 30 days advance notice thereof to the Borrower.

      9.02 Should the Borrower be required at any time whatsoever pursuant to the laws of the State of Israel to deduct tax at source from interest payments due to the Bank under this Agreement, then the Borrower shall be entitled to effect such deduction provided that in such an event it shall furnish to the Bank due verification as to the deduction of income tax at source, in such form as shall be acceptable to the Income Tax Commissioner, and subject also this being in accordance with the provisions of Israeli law which at that time are that such deduction at source shall be considered as part of the income tax of the Bank; should this not be the case, the amount due by the Borrower with respect to interest under the Agreement shall be increased at such rate as shall be required in order to ensure that after the deduction of the tax or the payment thereof by the Borrower, the full amount of the agreed interest, which was supposed to be have been received by the Bank in accordance with the Agreement had it not been for the requirement of the deduction of the tax or the payment thereof by the Borrower, shall be received by the Bank upon the date of such payment.

      9.03 All payments due by the Borrower to the Bank in accordance with this Agreement shall be paid only on a Business Day, as defined in this Agreement. If the date of payment of any amount whatsoever shall be due on a date which is not a Business Day, such payment shall be effected on the next Business Day following, unless as a result thereof such payment shall become due in the following calendar month; in such an event the payment shall be advanced to the preceding Business Day.

      9.04 All amounts payable in accordance with this Agreement shall be effected by 12.00 noon on that Business Day. Any payment effected after this time shall be deemed to be a payment at 09.30 on the following Business Day.

      9.05 Any payment made by the Borrower on a day which is not a Business Day, shall be deemed to be a payment on the first Business Day following.

10.   Securities
      ----------

      10.01 As security for the due and faithful payment of all amounts due and/or which shall become due to the Bank by the Borrower for the repayment of the Loan in accordance with this deed the following securities shall be utilized:

            (a) A mortgage of the Shares as well as a mortgage and an assignment by means of the mortgage of 50% of any payment due and/or to become due to the Borrower from the Mirs Company, with respect to management fees, consultancy fees, participation fees, royalties, interest or otherwise - in the form attached as Annex A to this Agreement.

            (b) A mortgage and an assignment by means of the mortgage of half the rights of the Borrower in accordance with the Purchase Agreement in the form of Annex B to this Agreement.

            (c) A mortgage and an assignment by means of a mortgage in favor of the Bank of all the rights of the Borrower against the Trustee in accordance with the Trust Agreement, to receive from time to time, amounts which shall be deposited into the Trust Account, in the form of Annex C to this Agreement.

            (d) An irrevocable instruction from the Borrower to the Mirs Company confirmed by the Mirs Company in the form of Annex D to this Agreement, pursuant to which half of any amount which is paid by the Mirs Company (either in the nature of a share in profits, or as a payment with respect to management fees, consultancy fees, participation fees, use charges, royalties, interest or otherwise) shall be remitted to the credit of the Trust Account.

            (e) An irrevocable instruction from the Borrower to Motorola and a confirmation from Motorola to remit half of any amount which shall be payable to the Borrower from time to time by Motorola in accordance with the Purchase Agreement to the credit of the Trust Account, in the form of Annex E to this Agreement.

            (f) An irrevocable instruction from the Borrower to the Trustee as to the mortgage and assignment by means of a mortgage in favor of the Bank of all its rights against the Trustee and confirmation by the Trustee according to which he undertakes not to remit monies deposited and/or which shall be deposited from time to time in the Trust Account, to the Borrower, in the form of Annex F to this Agreement.

            (g) The lodgement of the share certificates of the Shares with the Bank.

            (h) The mortgage of all monies deposited and/or to be deposited from time to time in the Trust Account in the form of Annex M to this Agreement.

            (i) Any other security which shall be furnished by the Borrower or by any person on its behalf or by any of its partners in accordance with the provisions of paragraph 10.15 of this Agreement.

      10.02 All the securities shall be cumulative and independent of each other, shall not affect other securities which the Bank holds or shall hold, and shall serve in the nature of a continuing security for the discharge in full of all amounts to which the Borrower is bound pursuant to this Agreement.

            The Bank shall be entitled to realize the securities in any order as it shall determine and the failure to utilize any security shall not be construed as prejudicing or derogating from the use of any other securities.

      10.03 It is agreed between the Borrower and the Bank that the Bank shall be entitled to utilize only securities deposited under paragraph
            10.01 in order to recover monies which the Borrower owes to the Bank by virtue of this Agreement and to utilize deposits to discharge any indebtedness of the Borrower towards it.

      10.04 The Bank hereby declares and confirms that it is aware that the realization of the mortgage of the Shares shall be deemed to be a Transfer in accordance with the Shareholders Agreement and subject to the limitations set forth in paragraphs X and XI of the Shareholders Agreement. At the time of signature of this Agreement the Bank shall confirm the foregoing by its signature of a confirmation in the form of Annex J to this Agreement.

      10.05 Notwithstanding the mortgage of the Shares in favor of the Bank and the mortgage and assignment by means of a mortgage of all the rights of the Borrower against the Trustee to receive from time to time monies to be deposited in the Trust Account in favor of the Bank - the Borrower shall be entitled to obtain for its use:

            (a) Accumulated amounts of up to $ 150,000 for each calendar year to finance its partnership expenses provided that none of the occurrences set forth in paragraph 12 of the Agreement shall have arisen.

            (b) Additional amounts (including those for the purpose of their distribution to the partners of the Borrower) provided that the following conditions have cumulatively been fulfilled:

                  (1) The source of the monies is the payment of a dividend from the Mirs Company resulting from profits in the ordinary course of the business of the Mirs Company only and/or from Motorola payments in accordance with the Purchase Agreement.

                  (2) None of the events set forth in paragraph 12 of the Agreement had occurred and had continued to persist.

                  (3) The balance remaining in the Trust Account is sufficient to secure the payment of all amounts of the Loan due for repayment in that calendar year and in the year following.

                  (4) The Borrower had signed an additional deed of pledge in order to give a double validity to the fixed and first ranking mortgage over amounts deposited in the Trust Account.

                  (5) Should the Borrower request the receipt for its use of more than 35% of the monies deposited in the Trust Account in the same calendar year - the Borrower shall furnish to the Bank as a condition of the withdrawal of monies in excess of 35% as aforesaid (hereinafter called the "Surplus Amounts"), guarantees and securities to the entire satisfaction of the Bank, of the partners in the Borrower, each one in accordance with its share in the Borrower, to secure the repayment of the Surplus Amounts which had been transferred for utilization by the Borrower should any of the events set forth in paragraph 13 of the Agreement take place, together with interest at the same rate as that rate of interest which would be applicable from time to time on the Loan under paragraph
                        4.01 of this Agreement at any time between the date of the withdrawal of such Surplus Amounts and up to the date of the actual depositing of such Surplus Amounts together with the interest with respect thereto, into the Trust Account and the mortgaging thereof under a fixed and first ranking mortgage in favor of the Bank.

                        It is recorded that if only some of the guarantees and securities which the Bank had requested to obtain are delivered - the Surplus Amounts which the Borrower shall be entitled to receive for its utilization shall be limited in accordance with the guarantees and securities as furnished to the Bank.

            If not all the conditions heretofore set out have been fulfilled, than all the amounts deposited in the Trust Account shall serve to secure the repayment of the amounts for which the Borrower is indebted in accordance with this Agreement.

11.   Representations, Declarations and Undertakings
      ----------------------------------------------

      11.01 The Borrower hereby declares in favor of the Bank as follows:

            (a) The Borrower is a limited partnership which was duly incorporated in accordance with the laws of the State of Israel and registered under the provisions of the Partnership Ordinance [New Version] 1975.

            (b) The general partner of the Borrower is Ampal and the limited partners in the Borrower are: Marinara Ltd., Bardilor Ltd., Hapoalim Properties (Shares) Ltd. and The Israel Mezzanine Fund L. P. (hereinafter jointly called the "Partners").

                  The proportionate shares of each of the partners in the Borrower are as follows: Ampal - 75.1%, Marinara Ltd. - 9.0996%, The Israel Mezzanine Fund L. P. - 7.45%, Bardilor - 0.91% and Hapoalim Properties (Shares) Ltd. - 7.45%.

                  The Partners are the registered and effective owners in their own right (and not as a trustee for other persons and/or another on behalf of other persons) with respect to their entire interest in the Borrower.

            (c) The Borrower duly enjoys all the authority powers and rights to be the owner of all the assets of the partnership and to manage its business as presently conducted.

            (d) The Borrower is the owner of 11,000,000 cumulative and participating preference shares having a par value of NIS 1. each in the Mirs Company conferring upon it one third (1/3rd) of the voting rights and of the capital of the Mirs Company.

            (e) The Shares are clear of any debt, mortgage, claim or the rights of third parties, save for a mortgage of the Shares effected in favor of the Bank in accordance with this Agreement and the rights granted to the remaining shareholders of the Mirs Company in accordance with paragraphs X and XI of the Shareholders Agreement.

            (f) The Borrower is the owner of all the powers, authorities and rights for the purpose of entering into a contractual arrangement under this Agreement, and for the purpose of the fulfillment of all the provisions thereof.

            (g) The Borrower has obtained all such consents, authorities, permissions and approvals as are required in connection with its entering into the Agreement and for the purposes of the fulfillment of the obligations of the Borrower in accordance therewith, and there is no need to obtain any additional consents, authorities, permissions, and approvals whatsoever.

            (h) All the obligations of the Borrower under the Agreement are lawful, abiding, valid and binding and are capable of enforcement against the Borrower in accordance with the provisions thereof.

            (i) Entering into this Agreement by the Borrower and the fulfillment of its obligations in accordance therewith do not and will not: (1) breach any provisions whatsoever of law or permission applicable to, or granted to the Borrower; (2) cause the breach of any contract, document or obligation to which the Borrower is a party; (3) be a breach or deviation from any provision of the Partnership's founding agreement.

            (j) The Borrower has not breached any contract or permission to which it is a party or granted to it under any breach which is likely to affect in an essential manner the capability of the Borrower to fulfill its obligations in accordance with the documents comprised within this Agreement.

            (k) To the knowledge of the Borrower, no action, arbitration, litigation or administrative processes are pending or are afoot against the Borrower or against Motorola (in connection with the Mirs operations) or against ACI or against the Mirs Company which are capable of materially affecting the ability of the Borrower to fulfill its obligations under this Agreement.

            (l) No occurrence or circumstance has occurred which constitutes, or which may constitute in the course of time or after the giving of notice or a warning, any of the events set forth in paragraph 12.

            (m) The Borrower has paid the sum of $ 112,000,000 (one hundred and twelve million dollars) for its rights under the Purchase Agreement (including the accompanying expenses), this amount being financed inter alia with credit made available to the Borrower under this Agreement and an identical sum which is/will be made available to the Borrower through Leumi.

            (n) Save for the mortgage of the 5,500,000 cumulative and participating preference Shares numbered 22,000,001 to 27,500,000 and all the present and/or future rights and the profits embodied in the Shares and their replacement, and the amounts of the dividends with respect thereto, and the mortgage of 50% of all payments to be made to the Borrower by the Mirs Company and the mortgage of half of the rights of the Borrower under the sale agreement which confers upon Leumi as security for the parallel loan - there is no mortgage over the assets of the Borrower and its rights (both present and future), either over all or part thereof.

            (o) The due dates for the repayment of the Parallel Loan are the same as the due dates of the payments prescribed in this Agreement.

      11.02 The representations contained in subparagraphs (a), (c), (f), (g),
            (h), (i) and (j) of paragraph 11.01 shall be considered as representations and declarations furnished on a continuous and continuing basis by the Borrower with effect from the date of entry into the Agreement and for as long as the Borrower is indebted to the Bank for any amount whatsoever in accordance with the provisions of the Agreement and as though they had been furnished with reference to facts and circumstances existing on a continuous and continuing basis as aforesaid.

      11.03 The Borrower undertakes in favor of the Bank that for as long as it shall owe any monies whatsoever under this Agreement:

            (a) The Borrower shall obtain or shall procure that it obtains any consent, authorization, permission or permit of any governmental or public authority or of the court, as may be likely to be required or to be appropriate from time to time according to law, for the purpose of the complete fulfillment, or the continued complete fulfillment of any obligation of the Borrower under the Agreement. The Borrower shall ensure that any such consent, authorization, permission or permit as aforesaid shall continue to be fully valid and binding and it shall fulfill all the conditions and provisions prescribed therein.

            (b) The Borrower shall procure the preparation of financial reports of the Borrower and shall take steps to prepare financial reports of the Mirs Company in accordance with acceptable and customary accounting principles in Israel, which shall be consistently applied with respect to each financial year, and shall procure that such reports shall be certified by a chartered public accountant. The Borrower shall deliver a copy of such financial reports to the Bank as soon as possible but not later than 180 days after the end of the period to which the reports refer.

                  In addition the Borrower shall procure the preparation of a quarterly balance sheet and a quarterly profit and loss account relating both to it and to the Mirs Company, copies of which shall be delivered to the Bank within 60 days of the end of the period to which they refer.

            (c) The Borrower shall furnish to the Bank such financial and other information relating to the Borrower and to its business, as shall be reasonably required by the Bank from time to time.

            (d) That it shall not effect the early repayment of the Parallel Loan without offering to repay in similar fashion the credit afforded to the Borrower in accordance with this deed upon the same conditions on which the Borrower effects the early repayment of the Parallel Loan and that should the Bank accept such offer the Borrower shall simultaneously effect the repayment of both the credit afforded under this Agreement and the credit afforded in accordance with the Parallel Loan in such a way that at all times the ratio between the amounts which the Borrower had repaid to Leumi relative to the unpaid balance of the Parallel Loan shall be identical to the amounts that shall have been paid to the Bank under this deed relative to the unpaid balance due to the Bank in accordance with this Agreement.

            (e) The Borrower shall deliver to the Bank in each year its annual business plan together with any amendments, to such plan immediately upon approval thereof by the Mirs Company.

            (f) The Borrow shall, upon the Bank's demand, sign any document which in the opinion of the Bank it requires in order to allow, from time to time, for the issue of mortgages for which the Borrower is obligated in accordance with paragraph 10.01 of this Agreement, including the registration of a new fixed mortgage, from time to time, in favor of the Bank upon any crediting of the Trust Account, in order that half of any amount which is payable to it from time to time by Motorola in accordance with the Purchase Agreement and any amount which is payable to it from time to time by the Mirs Company with respect to the Shares, including those in the nature of a distribution of profits to shareholders, as well as 50% of any payment of management fees, consultancy fees, participation fees, use charges, royalties or interest or otherwise which is payable to it by the Mirs Company, as well as any monies which shall have been deposited from time to time into the Trust Account, shall be bonded in favor of the Bank under a fixed first ranking mortgage for the repayment of the amounts for which the Borrower is liable under this Agreement.

            (g) The Borrower undertakes to give notice to the Bank as to any breach of the conditions of the Purchase Agreement on the part of any party whatsoever to such Purchase Agreement immediately upon its becoming aware of any such break.

            (h) Neither the Assignment Agreement nor the rights of the Borrower in accordance therewith shall be altered and/or amended, either in whole or in part, nor assigned nor ceded in favor of other persons without receipt of the prior written consent of the Bank thereto.

            (i) Neither the Purchase Agreement nor the rights of the Borrower in accordance therewith shall be altered and/or amended, either in whole or in part, nor assigned nor ceded in favor of other persons without receipt of the prior written consent of the Bank thereto.

            (j) No act shall be performed which may prejudice and/or which may be likely to prejudice the effectiveness of the mortgage over the shares purchased, in favor of the Bank and the Borrower shall take whatever action may be necessary for the purpose of protecting the effective operation of the foregoing mortgage.

            (k) The Borrower shall vote against any allotment of shares in the Mirs Company other than:

                  (a) An allotment of shares under which the value of the Company exceeds $ 330,000,000.

                  (b)   The allocation of bonus share.

                  (c)   The allocation of shares to employees.

                  (d) The allocation of shares to directors who are not "parties at interest" in the Borrower.

                  (e)   A Public Offering.

      11.04 The Borrower undertakes in favor of the Bank that from the date of this Agreement and for as long as it shall owe any monies whatsoever to the Bank in accordance with this Agreement, without the prior written consent of the Bank:

            (a) The Borrower shall not create, nor enable nor agree to the creation of a mortgage over its obligations, its property, its rights and its income, either present or future, other than in favor of Leumi in pursuance of paragraph 11.01 (n) heretofore and other than the pledge of further shares which it may acquire in the Mirs Company, this being as security for a further loan which may be granted to it for such purpose.

            (b)   The Borrower shall not merge or combine with any other entity.

            (c) The Borrower shall not engage in any activities which exceed the bounds of the management of its investment in the Mirs Company.

12.   Breaches: Events Constituting Grounds for Immediate Repayment
      -------------------------------------------------------------

      12.01 The Bank shall be entitled to insist upon the immediate repayment, forthwith upon demand by it, of the amounts due and which shall become due to the Bank by the Borrower (in whole or in part) under any one of the occurrences enumerated hereunder -

            (a) The Borrower shall have failed to pay, on due date and in the manner prescribed therefor in this Agreement, any amount whatsoever which the Borrower is obliged to pay within the context of this Agreement, and the aforesaid breach shall not have been remedied within 15 (fifteen) days; or

            (b) The Borrower shall have breached, or shall have prevented the fulfillment of any of its obligations or undertakings whatsoever which it had assumed in accordance with this Agreement (except for the non payment of any amount whatsoever on the due date thereof) and such breach shall not have been remedied within 30 days from the date of the Bank's demand; or

            (c) The Borrower shall have been required to effect the early payment of an obligation which it owes to other creditors; or

            (d) Any of the representations contained in this Agreement shall have been proved to have been untrue in any material detail; or

            (e) Any of the consents, confirmations, permissions or permits of or any registration whatsoever with, or any declaration whatsoever to, any governmental authority or public body, or judicial authority or otherwise, which the Borrower is required to obtain or to be given, in order to approve, or in connection with the signature, the execution, the issue, the enforcement or exercise, of this Agreement or in connection with the carry out of the obligations of the Borrower under this Agreement or under the Purchase Agreement - shall have been changed, shall not have been granted, shall have been cancelled, shall have lapsed and not have been renewed, or shall have ceased in any manner whatsoever to be valid and which shall not have been remedied within 30 days from the date of the Bank's demand; or

            (f) Any creditor whatsoever of the Borrower shall have imposed an attachment in an amount in excess of $ 1,000,000 over, or shall have seized, or shall have instituted any execution proceedings whatsoever against, or any other action or proceedings whatsoever in connection with, the assets of the Borrower or any rights, income, obligations or any property whatsoever of the Borrower and the aforesaid proceedings shall not have been withdrawn within 60 days; or

            (g) If the Borrower shall have ceased to repay its obligations or shall have been unable to comply with its repayment obligations, or shall have admitted its inability to repay its obligations, or if the Borrower shall have commenced contacts or negotiations with its creditors or any one of them, with the intention of reaching an arrangement of its debts or a rescheduling of its debts or of any part thereof, or shall have reached an agreement as to an arrangement or shall have in fact have entered into any arrangement whatsoever in favor of a creditor or creditors (whether generally or in connection with a particular class of creditors) or if it shall have instituted any proceedings whatsoever in relation to the Borrower under any law, provision, regulation or other arrangement relating to an arrangement of debts or rescheduling of debts or any other similar such arrangement; or

            (h) The Borrower shall have taken any action, or proceedings or steps whatsoever in connection with:

                  1. A declaration by it of insolvency or the cessation of repayment; or

                  2.    The winding up or liquidation thereof; or

                  3. The appointment of a liquidator, a receiver, a trustee, manager or any similar such official, irrespective of whether such appoint is provisional or final, in connection with the Borrower with respect to any, or any material part of, its assets, its obligations, its rights or its income, as the case may be; or

            (i) All or a material part of the obligations, property, assets, rights, income, shares or any right of ownership and other property of the Borrower shall have been seized, confiscated, nationalized or removed from its ownership in accordance with an order or directive of a competent authority; or

            (j) Any change shall have taken place in the documents of incorporation of the Mirs Company which are construed as altering in any manner the rights conferred upon the Shares other than changes effected on the eve of a Public Offering, with respect to which 7 Business Days prior notice had been given to the Bank; or

            (k) Action had been instituted against the Borrower and/or against the Mirs Company which materially adversely affects or which raises a reasonable risk that it might materially adversely affect the ability of the Borrower to effect the repayment of the amounts for which it is obligated under this Agreement; or

            (l) The Borrower had failed to furnish to the Bank periodical financial reports, books of account or other supporting documents in connection with the position of its business and that of the Mirs Company as required under paragraph 11 of this Agreement and this state of affairs had not been remedied within 15 days from the date of the Bank's demand; or

            (m) In the event of any one of the occurrences enumerated in this paragraph having changed resulting from changes in the partners in the Borrower if any security and/or any guarantee had been furnished to the Bank as a condition of the release of Surplus Amounts in accordance with the provisions of paragraph 10.05 of the Agreement.

            (n) The Purchase Agreement shall have been changed and/or altered, either wholly or in part; or

            (o) The Assignment Agreement shall have been changed and/or altered, either wholly or in part; or

            (p) The Mirs License, either wholly or a material part thereof, shall have been cancelled and/or suspended and/or restricted and/or lapsed and/or shall not have been renewed, in such manner that the Mirs Company no longer enjoys an authority from Ministry of Communication to operate the Mirs system under an arrangement to the satisfaction of the Bank; or

            (q) If in the opinion of the Bank any material obligation whatsoever of the Borrower had been breached because of an illegality, the absence of binding force or impossibility of performance; or

            (r) Ampal - America shall have ceased to be the owner either directly or indirectly of not less than a 51% interest in Ampal; or

            (s) Ampal shall have ceased to be the owner of not less than a 51% interest in the Borrower; or

            (t) Ampal shall have ceased to be the general partner in the Borrower; or

            (u) The amount of sales by the Mirs Company and the net pre tax profit of the Mirs Company shall have declined beyond the amounts set forth hereunder:

                  For the years 1998 and 1999 - the amount of sales shall have declined from $ 160,000,000 and the net pre tax profit shall have declined from $ 3,000,000.

                  For the years 2000 and 2001 - the amount of sales shall have declined from $ 120,000,000 and the net pre tax profit shall have declined from $ 20,000,000.

                  For the years 2002 and 2003 - the amount of sales shall have declined from $ 280,000,000 and the net pre tax profit shall have declined from $ 70,000,000.

                  For the years 2004 and 2005 - the amount of sales shall have declined from $ 300,000,000 and the net pre tax profit shall have declined from $ 55,000,000; or

            (v) In accordance with any audited annual financial report the Mirs Company shall have sustained a loss (before tax) for two consecutive years; or

            (w) If the Borrower shall have been compelled to sell the Shares under the provisions of paragraph 11.3 ("Bring Along") of the Shareholders Agreement.

            (x) The expiration or cancellation of the consent of the Trade Restraints Director to the merger between ACI and Motorola.

      12.02 If the Bank insists on the immediate early repayment, in whole or in part, of the Loan, the Bank shall in addition be entitled to give notice to the Borrower and/or to a guarantor that:

            (a) The Loan and all the additional sums due to the Bank under this Agreement shall bear interest at the rate as prescribed in paragraph 6 of this Agreement, as though such amounts had not been paid on due date. Upon delivery of such notice the interest shall be due for payment immediately or in accordance with the provisions of such notice; and/or

            (b) To realize the securities, either in whole or in part, which were handed over to secure the amounts for which the Borrower was obligated under this Agreement, in any manner permitted by law.

13.   Illegality and an Alternative Basis
      -----------------------------------

      13.01 This Agreement is entered into according to the provisions of the law, the regulations and the monetary provisions which are in force as at the date of its being entered into and in accordance with the existing conditions in the international financial market. If for reasons which are not dependant on the Bank, the grant of the Loan and/or its continued funding shall be rendered unlawful or impossible, the Bank shall be entitled to give notice thereof to the Borrower, and the Borrower agrees that in such an event the unpaid balance of the Loan, together with interest due thereon and any additional amount due to the Bank under this Agreement, shall be due for repayment within 30 days from the date of the giving of such notice as aforesaid, or upon the expiration of that interest period, whichever shall be the earlier.

      13.02 (a)   If at any time by reason of changes which affect the Inter
                  Bank Eurodollar market, the Bank is unable, for reasons which are not dependent upon it and which are beyond its control, to determine the Libor, or should it be itself unable, for reasons which are not dependent on it, to fund in United States dollars in relation to the Loan, then it shall give notice thereof to the Borrower.

            (b)   The Bank shall in the circumstances set out in subparagraph
                  (a) propose to the Borrower an alternative basis for the continuation of the provision of the Loan similar to that given by the Bank at that time to its other preferred business clients under similar transactions (hereinafter called the "Alternative Basis"). Such an Alternative Basis would be likely to include alternative interest periods in other foreign currency, or different interest rates, taking into consideration the unutilized balance of the Loan and the rate of the Clearance. The Alternative Basis shall be binding on the Borrower and shall be of full force in accordance with the conditions thereof, with effect from the date upon which the Bank had given such notice thereof to the Borrower.

            (c) Should the Borrower decide that it does not desire to continue to borrow the Loan or any part thereof, in accordance with the Alternative Basis, then it shall give notice thereof to the Bank within 10 days from the date of receipt of the Bank's notice with respect to the Alternative Basis. Upon giving the Borrower's notice as aforesaid, the unpaid balance of the Loan shall become due for immediate repayment, together with the full interest which had accumulated and which is accumulating, at the rate thereof during the course of the last interest period in relation to which the rate of interest had been determined taking heed of Libor.

14.   Attributing Payments
      --------------------

      Unless otherwise agreed between the Bank and the Borrower, all monies deposited by the Trustee and/or the Bank or which are received by it on behalf of the Borrower, shall be credited by the Bank on account of any amount due to the Bank by the Borrower under this Agreement, as set forth hereunder, without taking into account whether the Borrower or any third party may have requested that such monies be attributed for any other purpose, or in any other manner;

      (a) Firstly, for payment to the Bank of all the costs and payments, including those which the Bank had borne for the purpose of the realization and enforcement of its rights under the Agreement or the Loan Documents.

      (b)   Secondly, for the payment of interest/arrears interest on the Loan.

      (c) Thirdly, for the early repayment of amounts of the capital of the Loan, in reverse order to the date of repayment of any amount.

15.   Obligation of the Borrower to Give Notice
      -----------------------------------------

      The Borrower undertakes to give immediate notice to the Bank:

      (a) Concerning any instance of a claim of a right relating to any security whatsoever which had been furnished or which is to be furnished to the Bank under this Agreement or in relation thereto.

      (b)   Concerning any of the events enumerated in paragraph 12 hereof.

      (c)   Concerning any change of address.

      (d) Concerning any application which is filed against the Borrower or by the Borrower for the winding up of the Borrower, including the adoption of a resolution by the Borrower as to its voluntary winding up and/or a merger.

      (e) Concerning any application for the appointment of a receiver over all the assets of the Borrower or over any part of such assets.

      (f)   In the event of any of the occurrences enumerated in subparagraphs
            (d) and (h) heretofore relating to any one of the partners in the Borrower, if such partner had furnished security and/or a guarantee under paragraph 10.05 of this Agreement, immediately upon the Borrower becoming aware thereof.

      (g) Concerning any instance of a claim in relation to the right of use by the Mirs Company of a communication frequency which is being used by it or concerning any instance of the cancellation of its right of use of such frequencies.

      (h) Concerning any instance of a material breach of any of the conditions of the Purchase Agreement or the Assignment Agreement.

      (i) Concerning any instance of the cancellation (in whole or in part) of the Purchase Agreement or the Assignment Agreement.

      (j) Concerning any instance of the cancellation of the Mirs Company License by the Ministry of Communications for the operation of the Mirs network.

16.   Compensation With Respect to an Amount Not Paid on Due Date
      -----------------------------------------------------------

      If for any reason whatsoever, the Loan or any part thereof or interest accumulating thereon shall be paid or raised (either by the Borrower or by any third party whatsoever) by virtue of a security or otherwise, on any day other than the appointed date of payment (other than under an early repayment pursuant to paragraph 8 of this Agreement), the Borrower shall pay to the Bank upon demand an amount which compensates the Bank for the loss sustained by it as a result of such payments which were borrowed in order to carry out and to finance the Loan and/or the continued grant thereof (including compensation with respect to loss of income), this being in relation to any amount repayable (including early repayment) or which is recoverable during the course of an interest period, and which had not been paid on the agreed date for such payment.

17.   Waivers
      -------

      Any delay in or refraining from the exercise by the Bank of any right, power, privilege or remedy under this Agreement or any of the Loan Documents shall not impair such right, power, privilege or remedy and shall not be deemed as being a waiver thereof and in addition its having done so on one occasion or partially with respect to any such right, power, privilege or remedy shall not preclude any other or further exercise of such power, right or remedy.

18.   Disclosure of Information
      -------------------------

      Any branch of the Bank which manages the Loan or any section thereof shall be entitled to disclose to the executive management of the Bank, as well as to the Bank of Israel, to the Comptroller of Banks, to the Comptroller of Foreign Currency or to any other person acting by virtue of the authority thereof, or to any other competent authority to which that branch or executive management of the Bank is subject, or to the executive management of the Bank in order that it shall convey to such competent authorities, particulars concerning the Borrower, concerning a surety or relating to the Loan, either upon the demand of such competent authorities or as the executive management of the Bank shall at its discretion deem fit.

19.   The Right of Transfer and Assignment
      ------------------------------------

      19.01 The Bank shall be entitled at any time, at its discretion and without requiring the consent of the Borrower, to transfer and/or assign its rights in connection with the Loan or under this Agreement, in whole or in part, including the securities which have been delivered or which shall be delivered in accordance with this Agreement, in whole or in part, to any financial or banking entity within the Bank Hapoalim Group, and any transferee shall be similarly entitled to transfer and/or to assign within the Bank Hapoalim Group the foregoing rights without requiring the additional consent of the Borrower. Any such transfer and/or assignment may be effected in such manner as the Bank or any subsequent transferor thereof shall deem fit.

      19.02 The Borrower shall not be entitled to transfer or to assign any right or obligation under this Agreement without obtaining the prior written consent of the Bank.

      19.03 In the event of the retirement of a limited partner of the Borrower, the Bank shall give consideration to the possibility of financing such partner's pro rata share of the Loan separately subject to the furnishing of suitable securities to the satisfaction of the Bank.

20. Conversion of the Loan to a Loan in Israeli Currency
    ----------------------------------------------------

      20.01 The Company shall be entitled at any time, at its absolute discretion, to convert the Loan in United States dollars to a loan in Israeli currency linked to the United States dollar and so forth, in such amount as shall be identical to the amount of all the payments due at such time on account of the Loan provided that the Borrower shall not as a result thereof incur any costs whatsoever.

            The consideration for such conversion shall be remitted to the credit of the Loan Account.

            If and when the Loan is converted to Israeli currency linked to the United States dollar, all the payments to the Bank under the Agreement shall be effected in Israeli currency, linked to the United States dollar, under which the linked shall be computed as follows:

            (a) The "United States Dollar Rate" - the representative rate of the United States dollar as shall be published from time to time by the Bank of Israel, or should the Bank of Israel cease temporarily or permanently to publish the rate as aforesaid, any other official substituted rate in replacement thereof, and in the absence of any such other official substituted rate, the average of the exchange rates (for transfers and drafts) for purchasing for sale of the United States dollar in consideration for Israeli currency, which shall be undertaken at the Bank Hapoalim Ltd. at the relevant time.

            (b) The "New Foreign Currency Rate" - the rate of the United States dollar as shall be published on the actual date of payment or on the date upon which the conversion of the Loan as heretofore set out shall be effected, as the case may be.

            (c) The "Base Foreign Currency Rate" - the rate of the United States dollar as shall be published on the date upon which the credit facilities are made available.

      20.02 If on the date of actual payment or on the date of effecting the conversion it shall be evident that the New Foreign Currency Rate had risen and/or had declined relative to the Base Foreign Currency Rate, the Borrower shall pay to the Bank the amount under which it increases or reduces, as the case may be, pro rata to the extent of such rise or decline in the New Foreign Currency Rate relative to the Base Rate.

      20.03 It is hereby recorded that for purposes of the conversion as heretofore referred to, the Borrower shall not be obliged to pay any exchange commission raised by the Bank at the time of purchase or sale of United States dollars; furthermore, the Bank shall bear the payment imposed on the purchase of United States dollars inasmuch as this may result from effecting the aforesaid conversions.

      20.04 It is hereby recorded that the rate of interest on the Loan shall not alter by reason of effecting the conversions heretofore referred to, but the interest shall be calculated on the basis of the number of days which shall have actually elapsed divided by 365.

      20.05 It is agreed by us [the Borrower] that for purposes of effecting the foregoing, the Bank shall be entitled to open, to the extent necessary, an account in Israeli currency or in foreign currency, according to the circumstances, in our [the Borrower's] name.

      20.06 Save for changes required in the foreign currency payment and in the calculation of the interest on the basis of 365 days in the year, all remaining provisions of the Agreement shall be applicable without alteration.

21.   Costs
      -----

      21.01 The Borrower shall pay to the Bank costs of $ 70,000 in connection with the preparation of the Loan Documents.

      21.02 The costs in connection with the preparation of the Loan Documents as well as stamp duty thereon, the registration of the securities and all the costs relating to the realization of the securities, including those incurred should the court be required to intervene, as well as the legal fees of the Bank's attorneys, shall be paid by the Borrower to the Bank immediately upon demand, together with arrears interest at the rate specified in paragraph 6 of this Agreement, from the date of its demand to the date of discharge thereof in full. Until such discharge in full, all the foregoing costs, together with interest thereon, shall be secured by the securities referred to in paragraph 10 hereof.

22.   Additional Provisions
      ---------------------

      22.01 The Borrower confirms that the Books of the Bank, its accounts and its records are trustworthy, shall be regarded as being correct and may be used as prima facie evidence against the Borrower with respect to all particulars thereof.

      22.02 The Borrower confirms that it has been given notice by the Bank in accordance with the Protection of Privacy Law 1981 as follows:

            (1) All particulars which the Borrower has conveyed and/or which are to be conveyed to the Bank may be used by the Bank as acceptable in its current work in its absolute discretion.

            (2) All particulars which the Borrower has conveyed and/or which are to be conveyed to the Bank may be stored according to the needs of the Bank in a data bank of the Bank and/or of any person that supplies to the Bank from time to time computer, data processing and information storage services, and the Borrower confirms its consent to the foregoing.

      22.03 As may be demanded by the Bank from time to time, the Borrower shall make available to representatives of the Bank for perusal during ordinary business hours, any balance sheet, financial return, accounts ledger, cards, books and other supporting documents in connection with the financial position of the Borrower.

23.   The Authorized Representative
      -----------------------------

      The Borrower hereby agrees that until such time as the Bank shall have received a certified copy of a fresh resolution of the board of directors of Ampal confirming otherwise, for all purposes of the Agreement the signature of any two of the following three persons - Mr. Giora Bar Nir, Mr. Shlomo Meichor and Mr. Yehoshua Gleitman - shall bind the Borrower.

24.   Notices
      -------

      24.01 Any notice under this Agreement shall be in writing unless expressly otherwise stated, and may be effected also by telex or by means of dispatch by facsimile.

      24.02 Any notice or conveyance of a document which is effected or sent by one party to this Agreement to the other party shall be so effected or sent to that party at the address set forth hereunder (unless any party shall have given 15 days prior notice to the other of any change of address):

      (1)   If to the Borrower:

            Care of Ampal Industries (Israel) Ltd., 111 Arlozorov Street
            Tel Aviv

            Fax No. : 6952409

            Attention : Deputy Managing Director - Mr. Shlomo Meichor

            With a copy to Advocate Roni Peleg

            Fax No. 6952409.

      (2)   If to the Bank:

            43 Rothschild Boulevard

            Tel Aviv

            Attention : 1)    The Official in Charge of Credit, the Credit
                              Department

                        2) Director, Food, Medicine, Trade and Concerns Sector, Executive Management.

            Any notice to be sent to the foregoing address shall be considered to have been received on the day following the Business Day on which it was sent in the case of its having been sent by post, and if delivered by hand, on the day following the Business Day on which it was actually delivered.

25.   The Substantive Law and Place of Jurisdiction
      ---------------------------------------------

      (a) This Loan Agreement and the suretyship shall be subject to the laws of the State of Israel, and shall be interpreted in accordance therewith.

      (b) The place of jurisdiction for the purposes of this Agreement and the suretyship is determined as being the competent court in Tel Aviv - Jaffa.

26.   Indemnity
      ---------

      The Borrower hereby undertakes to indemnify the Bank against any loss or damage which may be occasioned to the Bank as a result of a judgment of a court and/or an order of a court which is granted for the payment of any amount whatsoever under this Agreement and with respect to which the currency for payment under such judgment or order as aforesaid is determined in a different currency from that of the Loan, as well as any loss which is likely to be occasioned as a result of any change whatsoever in the exchange rates of the currency of the Loan relative to the rate of exchange of the currency of the judgment, in any period between the date prescribed for the repayment of that amount under this Agreement and the date upon which such payment was actually effected. The foregoing undertaking to indemnify is a separate and independent obligation on the part of the Borrower and shall remain in full force without being affected by any waiver and/or concession which may have been granted to the Borrower from time to time and this obligation shall remain in place without prejudice to and/or derogating from its validity as a result of any such judgment or order as aforesaid.

27.   The Independence of the Provisions of the Agreement
      ---------------------------------------------------

      If at any time whatsoever any provision whatsoever of this Agreement shall become impossible of performance, unlawful or impossible of enforcement in any manner whatsoever pursuant to the laws of the State of Israel, such circumstance shall not affect or prejudice the performance, the legality or the enforcement of the remaining provisions of this Agreement.

In witness whereof the Borrower and the Bank have affixed their signature at the place and on the date set forth at the head of this Agreement:


"signed"                stamp - Ampal Communications Limited Partnership
--------                        By means of the General Partner
Ampal Communications            Ampal Communications Holding Company Ltd.
Limited Partnership

                                By means of Ampal Communications Holding
                                Company Ltd.

                                By 1)  Yehoshua Gleitman
                                   2)  Shlomo Shalo


"signed"
--------
Bank Hapoalim Ltd.

                                By 1)  Sarah Gani
                                   2)  Daganit Gabai